UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 31, 2025
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of principal executive offices)			(Zip Code)
(844) 848-0137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2025, DENTSPLY SIRONA Inc. (the “Company”) determined that Matthew E. Garth will no longer serve as the Executive Vice President and Chief Financial Officer of the Company effective November 5, 2025. The Company has initiated a search process to identify its next Chief Financial Officer. The Company will file an amendment to this Current Report on Form 8-K after any arrangements relating to Mr. Garth’s cessation of service have been finalized. Mr. Garth’s departure was not because of any disagreement with the Company on any matter relating to the Company’s financial statements, internal controls or operations, including accounting principles and practices.

Additionally, on November 5, 2025, the Company appointed Daniel T. Scavilla, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, to the additional role of interim principal financial officer for purposes of the Company’s filings with the SEC, effective upon Mr. Garth’s departure.

For Mr. Scavilla’s biographical information, see the disclosure included under the heading “Appointment of Mr. Scavilla as President and Chief Executive Officer” of the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2025, which disclosure is incorporated herein by reference.

Mr. Scavilla does not have any family relationship with any other director or executive officer of the Company, or person nominated or chosen by the Company to become a director or executive officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. No new compensatory arrangements will be entered into with Mr. Scavilla in connection with his assuming the responsibilities as the Company’s interim principal financial officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DENTSPLY SIRONA Inc.

By:	/s/ Daniel T. Scavilla
Daniel T. Scavilla
President and
Chief Executive Officer

Date: November 6, 2025